AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 2005

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _________________
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                _________________

                                   GENUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             CALIFORNIA                                        94-2790804
  (STATE OR OTHER JURISDICTION OF   _________________      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

                               1139 KARLSTAD DRIVE
                           SUNNYVALE, CALIFORNIA 94086
                                 (408) 747-7120
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                _________________
                               WILLIAM W. R. ELDER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   GENUS, INC.
                               1139 KARLSTAD DRIVE
                           SUNNYVALE, CALIFORNIA 94086
                                 (408) 747-7120
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                      COPIES TO:

       THOMAS SAUERMILCH, ESQ.                     MARK REINSTRA, ESQ.
     MCDERMOTT WILL & EMERY LLP             WILSON SONSINI GOODRICH & ROSATI
        50 ROCKEFELLER PLAZA                     PROFESSIONAL CORPORATION
      NEW YORK, NEW YORK 10020                     650 PAGE MILL ROAD
           (212) 547-5400                      PALO ALTO, CALIFORNIA 94304
                                                     (650) 493-9300


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On March 7, 2005, the Board of Directors of Genus, Inc. approved an amendment to the Company's Bylaws, effective as of February 9, 2005, allowing for electronic or telephonic proxy voting by the corporation's shareholders.

     Formerly, Section 2.13 of the Company's bylaws provided, "Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholders name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholders attorney-in-fact."

     The first, second and third sentences of Section 2.13 of the Company's Bylaws now read as follows:

     "Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person, via telephonic transmission or electronic transmission, by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholders name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission, or otherwise) by the shareholder or the shareholders attorney-in-fact. A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder, or his or her attorney in fact."

     Attached and incorporated by reference in this Form 8-K is the following exhibit: Amendment to Section 2.13 of the Bylaws of Genus, Inc.


Exhibit No.  Description
----------   -----------

3(ii)          Amendment  to  Section  2.13  of  the  Bylaws  of  Genus,  Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENUS, INC.

Date:  March 9, 2005


                                   By: /s/ Dr. William W. R. Elder
                                       ------------------------------------
                                   Name:   Dr. William W. R. Elder
                                   Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX


3(ii)          Amendment to Section 2.13 of the Bylaws of Genus, Inc.

The first, second and third sentences of Section 2.13 of the Company's Bylaws now read as follows:

          "2.13. Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person, via telephonic transmission or electronic transmission, by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholders name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission, or otherwise) by the shareholder or the shareholders attorney-in-fact. A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder, or his or her attorney in fact."